                           WARRANT PURCHASE AGREEMENT


      THIS WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of October 4, 1996, is entered into by and between INTEGRATED PROCESS EQUIPMENT CORP., a Delaware corporation (the "Company") and INTEL CORPORATION, a Delaware corporation (together with its successors and assigns, the "Purchaser").

                                    RECITALS

      A. The Company has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase warrants to purchase shares of capital stock of the Company, subject to the terms and conditions of this Agreement.

      B. The Purchaser and the Company previously have entered into that certain Intel Corporation Equipment and Services Purchase Agreement No. C-04536, effective as of April 1, 1996, as amended by that certain Amendment No. 1 thereto, dated as of September 26, 1996 (as so amended, the "Equipment Agreement").

                                    AGREEMENT

      In consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    ISSUANCE OF WARRANTS; CONSIDERATION; CLOSING.

            1.1. Issuance of Warrants. Subject to the terms and conditions hereof, on the date of each Closing (as defined in Section 1.3 below) the Company shall issue to the Purchaser, and the Purchaser shall accept from the Company, a Warrant in the form attached hereto as Exhibit A ("Warrant"), which shall entitled the Purchaser to acquire, at an exercise price of $14.6625 per share, a number of shares of the Common Stock, $0.01 par value, of the Company as determined in accordance with the provisions of Section 1.4. The shares of capital stock issued or issuable upon exercise of the Warrants, as well as any shares of capital stock issued or issuable upon conversion of such capital stock, shall be referred to collectively herein as the "Warrant Stock", and the Warrants and the Warrant Stock shall be referred to collectively herein as the "Securities."

            1.2. Warrant Consideration. As consideration for the issuance of the Warrants (the "Warrant Consideration"), the Purchaser has agreed to pull in its total forecast equipment requirements from the Company, as set forth in that certain Amendment No. 1 to the Equipment Agreement (the "Amendment") between the Company and the Purchaser, dated as of September 26, 1996, and the Purchaser shall issue Releases (as defined in the Equipment Agreement) with respect to the equipment pursuant to the Amendment.

            1.3. Closings. The first closing under this Agreement (the "First Closing") shall take place on October 4, 1996, the second closing under this Agreement (the "Second Closing") shall take place on December 31, 1996, and the third closing under this Agreement (the

"Third Closing") shall take place on March 31, 1997. The First Closing, Second Closing and Third Closing shall be referred to herein, individually, as a "Closing" and, collectively, as the "Closings." Each of the Closings shall be held at the offices of Intel Corporation at 10:00 a.m., Pacific Time, or at such other place, date and time as may be agreed upon by the parties. At each Closing, the Company shall deliver to the Purchaser a Warrant and the parties shall deliver to each other such other agreements, instruments and documents as are required to be delivered pursuant hereto.

            1.4.  Number of Shares Covered by Warrants; Etc.

            (a) Intel intends to issue Releases for the Company's equipment in accordance with the pulled-in forecast equipment requirements from the Company as set forth in the Equipment Agreement (the "Pulled-In Forecast"). As set forth in the Equipment Agreement, the Company shall provide Intel with written acknowledgment of and acceptance or rejection of any Release (as defined in the Equipment Agreement) issued by Intel no later than five (5) business days following the receipt thereof by the Company. For purposes of this Section 1.4, "Value of Equipment Accepted" shall mean the purchase price of the Company's equipment with respect to which Releases have been issued by Intel and accepted by the Company, and "Value of Equipment Forecasted" shall mean the purchase price of the Company's equipment set forth in the Pulled-In Forecast.

            (b) At the First Closing, the Company shall issue to the Purchaser an immediately exercisable Warrant to purchase 60,000 shares of Common Stock of the Company, in consideration of the issuance of Releases for the equipment of the Company for the period of September 1996 as set forth in the Equipment Agreement, all of which Releases have been accepted by the Company.

            (c) At the Second Closing, the Company shall issue to the Purchaser an immediately exercisable Warrant to purchase a number of shares of Common Stock of the Company equal to the number derived by the following formula:
90,000 multiplied by a fraction, the numerator of which is equal to the Value of Equipment Accepted during the quarter ended December 31, 1996 and the denominator of which is the Value of Equipment Forecasted for the quarter ended December 31, 1996. Notwithstanding the foregoing, the fraction calculated in the previous sentence in no event shall be less than one-half (1/2) or greater than one (1).

            (d) At the Third Closing, the Company shall issue to the Purchaser an immediately exercisable Warrant to purchase a number of shares of Common Stock of the Company equal to the number derived by the following formula:
100,000 multiplied by a fraction, the numerator of which is equal to the Value of Equipment Accepted during the quarter ended March 31, 1997 and the denominator of which is the Value of Equipment Forecasted for the quarter ended March 31, 1997. Notwithstanding the foregoing, the fraction calculated in the previous sentence in no event shall be less than one-half (1/2) or greater than one (1).

            (e) Each of the Warrants shall expire three (3) years from its respective date of issuance.


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      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date hereof, as of the date of each Closing and as of the date of exercise of each of the Warrants, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this Agreement as Exhibit B (which Schedule of Exceptions shall be deemed to be representations and warranties to the Purchaser, and may be updated by the Company to the extent reasonably necessary to make the representations and warranties set forth herein true and complete as of each Closing and as of the exercise of each of the Warrants), as follows:

            2.1. Organization, Good Standing and Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

            2.2. Due Authorization; Consents. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Agreement, the authorization, issuance and delivery of the Warrant, and the authorization, issuance, reservation for issuance and delivery of all of the Warrant Stock, has been taken or will be taken prior to each Closing. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles and as to the enforceability of the indemnification provisions of this Agreement, to limitations of public policy and the effect of applicable statutes and judicial decisions. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby shall have been obtained prior to and be effective as of each Closing.

            2.3.  Status of Non-Patent and Patent Proprietary Assets.

                  (a) Ownership. The Company has full title and ownership of, or has license to, or can acquire on reasonable terms, all trademarks, service marks, trade names, copyrights, moral rights, mask works, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes (all of the foregoing collectively hereinafter referred to as the "Non-Patent Proprietary Assets") necessary to enable it to carry on its business as now conducted without any conflict with or infringement of the rights of others. To the best of the Company's knowledge after reasonable investigation (the "Company's Best Knowledge"), the Company has full title and ownership of, or has license to, or can acquire on reasonable terms, all patents and patent applications (collectively hereinafter referred to as the "Patent Proprietary Assets") necessary to enable it to carry on its business as now conducted without any conflict with or infringement of the rights of others. To the


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
Company's Best Knowledge, no governmental agency, authority or body or third party has any ownership right, title, interest, claim in or lien on any of the Company's Non-Patent Proprietary Assets or Patent Proprietary Assets and the Company has taken, and in the future the Company will use its best efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Non-Patent Proprietary Assets and Patent Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons.

                  (b) Licenses; Other Agreements. The Company has not granted, and, to the Company's Best Knowledge, there are not outstanding, any options, licenses or agreements of any kind relating to any Non-Patent Proprietary Assets or Patent Proprietary Assets of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Non-Patent Proprietary Assets or Patent Proprietary Assets. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Non-Patent Proprietary Asset or Patent Proprietary Asset or any other property or rights.

                  (c) No Infringement. To the Company's Best Knowledge, the Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or independent contractors) has violated or infringed any Non-Patent Proprietary Asset of any other person or entity. To the Company's Best Knowledge, the Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or independent contractors) has violated or infringed any Patent Proprietary Asset of any other person or entity.

                  (d) No Breach by Employee. To the Company's Best Knowledge, the Company is not aware that any employee or independent contractor of the Company is obligated under any agreement (including licenses, covenants or commitments of any nature), or subject to any judgment, decree or order of any court or administrative agency or any other restriction, that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

            2.4. Litigation. There is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the Company's Best Knowledge, threatened) against the Company, its activities, properties or assets or, to the Company's Best Knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company which might result, individually or in the aggregate in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Company. To the Company's Best Knowledge, there is no factual or legal basis for any such Action.

            2.5. Reports; Accuracy of Information. The Company has previously delivered to the Purchaser true and complete copies of (i) the Company's annual report on Form 10-K for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission (the "SEC"), (ii) all other periodic reports required to be filed by the Company with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange


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
Act"), since June 30, 1995 and (iii) all proxy statements and annual and quarterly reports furnished to the Company's shareholders since June 30, 1995. As of their respective dates (or, if any such report or proxy statement shall have been amended, as of the date of such amendment), such reports and proxy statements (A) complied with all applicable provisions, rules and regulations of federal securities laws and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which such statements were made, not misleading. Since June 30, 1995, the Company has timely filed all reports and registration statements required to be filed by the Company with the SEC under the rules and regulations of the SEC.

      3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

            3.1. Authorization. This Agreement when executed and delivered by the Purchaser constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles and as to the enforceability of the indemnification provisions of this Agreement, to limitations of public policy and the effect of applicable statutes and judicial decisions.

            3.2. Investigation; Economic Risk. The Purchaser acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with its officers. The Purchaser further acknowledges having had access to information about the Company that it has requested. The Purchaser acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

            3.3. Purchase for Own Account. The Securities will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

            3.4. Exempt from Registration; Restricted Securities. The Purchaser understands that the Warrants will not be registered under the Securities Act of 1933, as amended (the "Act"), on the ground that the sale provided for in this Agreement is exempt from registration under of the Act, and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth in this Agreement. The Purchaser understands that the Securities are restricted securities within the meaning of Rule 144 under the Act, and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

            3.5. Restrictive Legends. It is understood that the Warrants and each certificate representing the Warrant Stock and any other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted


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with a legend substantially in the following form (in addition to any legend that may now or hereafter be required by applicable state law):

            THE WARRANT/SECURITIES EVIDENCED OR CONSTITUTED HEREBY [AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER] HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

            The legend set forth above shall be removed by the Company from any certificate evidencing Warrant Stock upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legend security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Warrant Stock.

      4.    REGISTRATION RIGHTS.

            4.1.  Definitions.  As used in this Section 4:

                  (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement;

                  (b) The term "Registrable Securities" means: (i) any Common Stock issued or to be issued pursuant to exercise of the Warrants and (ii) any Common Stock or other securities issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock described in subsection (i) of this Section 4.1(b); provided, however, that any such securities shall cease to be Registrable Securities with respect to a proposed offer or sale thereof when such securities shall have been disposed of under SEC Rule 144 or in accordance with the plan of distribution set forth in an effective registration statement under the Act; and

                  (c) The term "Holder" means any holder of outstanding Registrable Securities or any person to which the registration rights provided for in this Section 4 shall have been properly assigned in accordance with
Section 4.10 hereof.

            4.2. Form S-3 Shelf Registration. Promptly following each Closing, the Company shall use its diligent best efforts to prepare a registration statement on Form S-3 covering the Registrable Securities (or any amendment to an already effective Registration Statement) and, within forty-five (45) days of the date of each Closing, to file such registration and all related qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable


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
blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be requested by Holder so as to permit or facilitate the sale and distribution of the Registrable Securities. The Company agrees to use its diligent best efforts to cause each such registration statement to be declared effective by the SEC as quickly as possible. The Company agrees to maintain the effectiveness of such registration statement until the Holder has completed the distribution of the Registrable Securities described in such registration statement or until all of the Registrable Securities could be sold by the Holder to the public in an offering without registration pursuant to Rule 144 within a period of three consecutive months.

            4.3. Failure to Register; Acceleration of Warrants. If (a) the Company does not effect the registration of the Registrable Securities contemplated by Section 4.2 within the 45-day period following the Closing or
(b) the Company does not maintain the effectiveness of such registration statement during the period it is required to do so pursuant to Section 4.2, then all of the Warrants shall be deemed issued and immediately exercisable with respect to the full amount of the Warrant Stock (regardless of the Value of Equipment Accepted or any other provisions of Section 1.4, although the Purchaser shall continue to be obligated to pull in its total forecast equipment requirements in accordance with the Equipment Agreement). The Company shall take such action as is necessary or requested by the Holder to document the issuance of such Warrants and, at the request of the Holder, the Company take such action as shall be necessary to register the Registrable Securities as promptly as practicable.

            4.4. Blackout Periods. Notwithstanding any other provisions of this Agreement, if the Company provides to the Holder a certificate signed by the President or Chief Financial Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for the Holder to sell the Registrable Securities under the Form S-3 registration during any sixty (60) day period (the "Blackout Period") designated by the Company, then the Holder shall not sell any shares of the Registrable Securities under the registration statement during the Blackout Period; provided, however, that there shall be no more than two (2) Blackout Periods during any calendar year and no more than three (3) Blackout Periods during any consecutive two-year period; and, provided, further, that if a Blackout Period is in effect at the time any Warrant expires, then the expiration date of such Warrant shall be extended until thirty (30) days after the end of the Blackout Period.

            4.5. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to Section 4.2, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incidental to or required by such registration shall be borne by Company, except that the Company shall not be required to pay any underwriters' discounts, commissions or stock transfer taxes relating to Registrable Securities.

            4.6. Provision of Documentation and Information. The Company shall:

                  (a) furnish such number of prospectuses and other documents incident to the Form S-3 registration statement as the Holder from time to time may reasonably request;


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
                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                  (c) notify the Holder, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (d) as promptly as practicable upon the occurrence of any event contemplated by clause (c) above (other than during a Blackout Period), prepare a supplement or post-effective amendment to the registration statement, or file any other required documents so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the prospectus will not contain an untrue statement of a material fact or an omission to state a material fact to be required to be stated in a registration statement or prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  (e) furnish, at the request of the Holder, on the date that the registration statement with respect to such securities becomes effective, an opinion, date as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance customarily given in connection with such registrations.

            4.7.  Indemnification.

                  (a) Indemnification by the Company. The Company will indemnify each Holder of Registrable Securities with respect to which registration, qualification or compliance has been effected pursuant to this Section 4, each of its officers and directors, and each person controlling such Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other documents (including any related registration, statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any state securities law or of any rule or regulation promulgated under the Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, except that the Company will not be liable in any such case to the extent that any such claim, loss, damage, cost, expense, liability or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by any Holder and stated to be specifically for use therein, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or prior to the time such action is required by the Act.

                  (b) Indemnification by the Holders. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of the Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other documents (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Act or any state securities law or of any rule or regulation promulgated under the Act or any state securities law applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such other Holders, such directors, officers or persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder and stated to be specifically for use therein, except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company or any Holder if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or prior to the time such action is required by the Act. In no event shall the indemnity under this Section 4.7(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Procedures for Indemnification. Each party entitled to indemnification under this Section 4.7 (the "Indemnified Party"), shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense. Failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.7, unless the failure or delay in giving notice has a material adverse impact on the ability of the Indemnifying Party to defend against such claim. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

            4.8. Information by Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holders and the distribution proposed by such Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

            4.9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Warrant Stock or Registrable Securities to the public without registration, the Company agrees to:

                  (a) at all times make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (c) furnish to the Purchaser, so long as the Purchaser owns any Warrant Stock or Registrable Securities, forthwith upon written request, a written statement by the Company that it has complied with the reporting requirements of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing the Purchaser of any rule or regulation of the SEC permitting the selling of any such securities without registration.

            4.10. Transfer of Registration Rights. The registration rights granted by the Company under this Section 4 may be assigned by any Holder to any permitted transferee or permitted assignee of the Warrant, Warrant Stock or Registrable Securities, provided that any transfer or assignment of the Warrant is approved in advance in writing by the Company, and provided further, that such transfer may otherwise be and is effected in accordance with applicable federal and state securities laws and provided further that the Company is given written notice of such transfer at the time of or within a reasonable time after such transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

      5. CONDITIONS TO CLOSINGS. The Purchaser's obligation to purchase the Warrants at each Closing is subject to the fulfillment to the satisfaction of the Purchaser on or prior to each Closing of the following conditions:

            5.1. Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true when made, and shall be true as of each Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

            5.2. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

            5.3. Securities Laws. The offer and sale of the Warrants to the Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Act and the registration and/or qualification requirements of all applicable state securities laws.

            5.4. Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

            5.5. Compliance Certificate. At each Closing, the Company shall have delivered to the Purchaser a certificate, dated as of the date of such Closing and signed by the Company's President or Chief Financial Officer, certifying that the conditions specified in Sections 5.1, 5.2, 5.3 and 5.4 have been fulfilled.

            5.6. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the each Closing hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

      6.    GENERAL PROVISIONS.

            6.1. Governing Law. This Agreement shall be governed in all respects by the laws of the state of Delaware without regard to provisions of such laws concerning conflicts or choice of law.

            6.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

            6.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            6.4. Entire Agreement. This Agreement and the exhibits hereto constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

            6.5. Notices. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Purchaser, to 2200 Mission College Boulevard, Mail Stop SC4-210, Santa Clara, California 95052-8119, Attn: Treasurer, and (b) if to the Company, to Integrated Process Equipment Corporation, 4717 East Hilton, Phoenix, Arizona 85034, Attn: Chief Financial Officer, or (c) to such other address as the receiving party shall have furnished to the other in writing.

            6.6. Amendments and Waivers. Any term of this Agreement may be amended, and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser and only to the extent specifically set forth in such writing.

            6.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of the other party hereto under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to the Company or the Purchaser shall be cumulative and not alternative.

            6.8. Legal Fees. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or any securities of Company issued or to be issued to the Purchaser, the prevailing party shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

            6.9. Finder's Fees. Each party (a) represents and warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold harmless the other party hereto from and against any liability for any commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

            6.10. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            6.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            6.12. Severability. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

            6.13. Confidentiality. The parties acknowledge that each party (a "Disclosing Party") may, from time to time, disclose to the other party (a "Receiving Party") confidential or proprietary information of the Disclosing Party. The Receiving Party agrees to keep such information in confidence, to disclose such information to its employees only on a need to know basis, and not to disclose such information to any third party without the prior written permission of the Disclosing Party. Only information which is in tangible form and marked with a "confidential" or "proprietary" or similar legend, or if disclosed orally or visually, which is identified as confidential at the time of disclosure and is summarized in writing within thirty (30) days of its initial disclosure shall be subject to the nondisclosure obligations set forth herein. The Receiving Party shall be under no obligation with respect to any portion of such information which is: (a) published or otherwise made available to the public other than by breach of this Agreement by the Receiving Party; or (b) rightfully received by the Receiving Party from a third party without disclosure limitations; or (c) independently developed by the Receiving Party; or (d) known to the Receiving Party prior to its first receipt of same from the Disclosing Party; or (e) hereinafter disclosed by the Disclosing Party to a third party without restriction on disclosure; or (f) disclosed by the Receiving Party with the written consent of the Disclosing Party; or (g) disclosed by the Receiving Party more than five years after the receipt of such information. Such information may be disclosed by the Receiving Party if, in the reasonable opinion of the Receiving Party, such disclosure is required by applicable law or regulation, provided that the Receiving Party shall, a reasonable time before making any such disclosure, consult with the Disclosing Party regarding such disclosure and seek confidential treatment for such portions of those agreements as may be requested by the Disclosing Party, so long as the Disclosing Party's confidentiality requests are consistent with applicable regulations.

            6.14. Public Announcements. The Company shall not use the Purchaser's name or refer to the Purchaser directly or indirectly in connection with the Purchaser's relationship with the Company in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law or with the Purchaser's prior written consent, which consent will generally not be granted. The parties agree that there will be no press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby unless required by law. If the Company determines that it is required by law to file this Agreement or the Warrants with the SEC, it shall, a reasonable time before making any such filing, consult with the Purchaser regarding such filing and seek confidential treatment for such portions of those agreements as may be requested by the Purchaser, so long as Purchaser's confidentiality requests are consistent with applicable regulations. Notwithstanding the foregoing, the Purchaser acknowledges that it has reviewed and approved the press release of the Company issued on October 3, 1996.

            6.15 Acknowledgments. The Company and the Purchaser acknowledge and agree that this Agreement replaces and supersedes that certain Binding Letter of Intent, dated September 27, 1996, between the Company and the Purchaser, and specifically acknowledge that the exercise price of the Warrant hereunder is different from the exercise price set forth in the Binding Letter of Intent. The Company and the Purchaser also acknowledge that two units of model 372M of the Company's equipment ordered by the Purchaser in September 1996 were not delivered by the Company to the Purchaser until October 1996. These two units of model 372M shall not be counted toward the 15 units of model 372M in the Pulled-In Forecast for the October-December 1996 quarter but shall be counted for the September 1996 quarter. This delay in delivery to the October-December 1996 quarter shall not affect the Pulled-In Forecast for the October-December 1996 quarter, which remains as 15 units of model 372M and 3 units of model 676MP.

The parties have executed this Agreement to be effective as of the date first set forth above.

INTEL CORPORATION                         INTEGRATED PROCESS
                                          EQUIPMENT CORP.

/s/ Arvind Sodhani
------------------------------------      --------------------------------------
Signature                                 Signature

/s/ Arvind Sodhani
------------------------------------      --------------------------------------
Printed Name                              Printed Name

Treasurer
------------------------------------      --------------------------------------
Title                                     Title




LIST OF EXHIBITS

Exhibit A   Form of Warrant

Exhibit B   Schedule of Exceptions